Clinical Program Update: ARV-471 & ARV-110 14 December 2020 Exhibit 99.2

Safe harbor and forward-looking statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the development and regulatory status of our product candidates, such as statements with respect to our lead product candidates, ARV-110, ARV-471 and ARV-766 and other candidates in our pipeline, and the timing of clinical trials and data from those trials and plans for registration for our product candidates, and our discovery programs that may lead to our development of additional product candidates, the potential utility of our technology and therapeutic potential of our product candidates, and potential commercialization of any of our product candidates. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of various risks and uncertainties, including but not limited to: whether we will be able to successfully conduct Phase 1/2 clinical trials for ARV-110 and ARV-471, complete other clinical trials for our product candidates, and receive results from our clinical trials on our expected timelines, or at all, whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, discussed in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our current views as of the date of this presentation with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. The Arvinas name and logo are our trademarks. We also own the service mark and the registered U.S. trademark for PROTAC®. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We have omitted the ® and ™ designations, as applicable, for the trademarks named in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Introduction

Agenda Topic Participant Introduction John G. Houston, Ph.D. President and Chief Executive Officer ARV-471 Clinical Data Update Ron Peck, M.D. Chief Medical Officer ARV-110 Clinical Data Update Ian Taylor, Ph.D. Chief Scientific Officer Conclusion John G. Houston, Ph.D. President and Chief Executive Officer Q&A ?

ARV-471 and ARV-110: Opportunities to benefit patients in large areas of unmet need † US incidence data from SEER database AR, androgen receptor; ER, estrogen receptor ARV-471 Breast Cancer Estrogen receptor-degrading PROTAC® Initiated Phase 2 ARDENT trial; two potential paths to registration: 3L molecularly defined, and broader 1L/2L >250k patients† per year with high unmet need AR degradation and clear signals of efficacy observed in late-line mCRPC Extensive molecular profiling of tumors to understand drivers of resistance ARV-110 Prostate Cancer Androgen receptor-degrading PROTAC® Potential best profile of any ER-targeting therapy: Tolerability ER degradation Clinical benefit Phase 1 ongoing in a highly refractory patient population 1 Potential future endocrine therapy of choice in both adjuvant and metastatic settings >200k patients† per year with high unmet need

ARV-471 Clinical Data Update

ARV-471: Potential best-in-class estrogen receptor-targeting therapy Potential endocrine therapy for ER+/HER2- breast cancer; >200k patients per year in the US alone† Outstanding tolerability profile observed, with potential for adjuvant and metastatic breast cancer settings Better ER degradation than fulvestrant and clinical-stage SERDs†† Robust signals of efficacy in a patient population expected to have highly ER-independent disease, due to 100% pretreatment with CDK4/6 inhibitors One confirmed partial response, and two unconfirmed partial responses 42% clinical benefit rate Phase 1 dose escalation continues † US incidence data from SEER database. †† As compared to previously reported data

We are developing ARV-471 to be the endocrine backbone of choice for ER+/HER2- breast cancer treatment  US ER+/HER2- Breast Cancer Treatment Paradigm (# of US patients†) Adjuvant (Post-Surgical) Breast Cancer (~160K) Metastatic Breast Cancer (~50K) Second/Third Line First Line Clinical Limitations Endocrine Backbone Aromatase Inhibitors (AI) Fulvestrant or exemestane Add-on therapies CDK4/6 inhibitors mTOR inhibitors or Pi3K3 inhibitors Fulvestrant Opportunity for ARV-471 Expansion Near-term † US incidence from SEER Database CDK: cyclin-dependent kinases, Pi3K: phosphoinositide 3-kinase; mTOR: mammalian target of rapamycin Future state: ARV-471 Designed to be an oral, safe, and high-potency ER degrader

ARV-471 First-in-Human study is a traditional “3+3” dose escalation study Design “3 + 3” dose escalation ARV-471 administered orally, once daily with food Starting dose: 30 mg Endpoints Primary: Maximum tolerated dose and recommended Phase 2 dose Key Secondary: Safety and tolerability Pharmacokinetics Pharmacodynamics: Quantify ER in paired biopsies (baseline and on-treatment)  Efficacy: RECIST, Clinical Benefit Rate (CBR) defined as confirmed PRs and CRs + ≥ 24-week SD

All Phase 1 patients were post- CDK4/6 inhibitor treatment; high rate of ER-independent resistance Phase 1 Inclusion Criteria ER+/HER2- advanced breast cancer Disease progression on CDK4/6 inhibitor ≥ 2 prior endocrine therapies in any setting Up to 3 prior chemotherapy regimens in advanced breast cancer Believed to be the only trial of an ER-targeting therapy requiring prior CDK4/6 treatment After CDK4/6 inhibitor treatment, ~66% of breast cancers have ER-independent mechanisms of resistance† † Wander 2020; †† Juric SABCS 2018 Subset Analysis of SOLAR1. CDK4/6i, cyclin-dependent kinase 4/6 inhibitor. PFS, progression-free survival; TTF, time to treatment failure; CBR, clinical benefit rate Outcomes are poor following CDK4/6 inhibitor therapy, e.g., for fulvestrant: Median PFS = 1.8 months†† CBR estimated ≤20%††

ARV-471 Phase 1 patients received extensive prior therapy (N = 21) Patient Characteristics Parameter N (%) Median age (years) 64 ECOG performance status 0 1 10 11 (48) (52) Prior visceral disease (liver, lung) 10 (48) Median prior lines of therapy total (range 1-9) 5 (NA) Median number of prior endocrine regimens 3 (NA) Type of prior therapies in advanced settings CDK 4/6 inhibitor 21 (100) Fulvestrant 15 (71) Chemotherapy 8 (38) Investigational SERD 5 (24) Other therapies 14 (67) ECOG, Eastern Cooperative Oncology Group; CDK4/6, cyclin-dependent kinases; SERD, selective estrogen receptor degrader

ARV-471 is well tolerated at all dose levels; no Grade 3 adverse events TRAE in ≥ 10% of Patients 30 mg (N=3) 60 mg (N=3) 120 mg (N=7) 180 mg (N=5) 360 mg (N=3) Total (N=21) Gr 1 Gr 2 Gr 1 Gr 2 Gr 1 Gr 2 Gr 1 Gr 2 Gr 1 Gr 2 N (%) Any - - 2 - 4 - 2 1 2 - 11 (52) Nausea - - 2 - 1 - - 1 1 - 5 (24) Arthralgia - - 1 - 2 - 1 - - - 4 (19) Fatigue - - 1 - - - 1 - 2 - 4 (19) Decreased appetite - - - - 1 - - - 2 - 3 (14) Adverse events were primarily Grade 1; No dose limiting toxicities Data cut-off: November 11, 2020 TRAE, Treatment related adverse event

ARV-471's PK is dose proportional; exposures far exceed preclinical efficacy thresholds



Mean ARV-471 AUC_{24} by Dose (C1D15)
AUC24 (ng*h/mL)
50000
40000
30000
20000
10000
0
0
30
60
90
120
150
180
210
240
270
300
330
360
390
Dose (mg QD)

The orange line represents the efficacious exposure for tumor regression in preclinical models †



ARV-471 Mean Plasma Concentration-Time Profiles (C1D15)
Conc (ng/mL)
2500
2000
1500
1000
500
0
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Time (h)
30 mg
60 mg
120 mg
180 mg
360 mg

Effective half-life ($T_{1/2}$) ≈ 28 hours

† AUC24=5717 ng*h/mL for preclinical effective exposure in preclinical model (mice@30mpk).
AUC, area under the curve; SE, standard error

ARVINAS

13

ER degradation observed in patient tumor biopsies Baseline After treatment with 60 mg ARV-471 Red: Estrogen receptor Blue: Nuclei Green: Tumor (cytokeratin) Method: ER immunoreactivity analyzed by quantitative immunofluorescence (QIF) using the automated quantitative analysis (AQUA) method

ARV-471 degraded ER up to 90% through the 120 mg dose level


ER Expression in Paired Tumor Biopsies†
ER Expression
(AQUA Score)
12500
10000
7500
5000
2500
0
Predose
On-treatment
ER Positivity Threshold††
Dose (ESR1 status)
30 mg (D538G)
60 mg (Y537S)
120 mg (Y537S)
120 mg (wild type)
120 mg (Y537N)

Degradation up to **90%;** average of **62%**

Degradation **superior to fulvestrant** *(previously reported: 40-50%)†††*

Degradation of **wild type ER and ESR1** mutant proteins

† ER immunoreactivity analyzed by quantitative immunofluorescence (QIF) using the automated quantitative analysis (AQUA) method. †† Derived by examining AQUA scores and visually inspecting all samples in the dataset to determine a cut-point for ER positivity. ††† Fulvestrant degradation reported as 40-50% in Robertson et al., Breast Cancer Research (2013) and Kuter et al., Breast Cancer Res Treat (2012).
ESR1, Estrogen Receptor 1

ARVINAS
15

Confirmed RECIST Partial Response (cPR) in a patient with extensive prior therapy and an ESR1 mutation at 120 mg

Extensive prior therapy

- **CDK4/6 inhibitor: Palbociclib**
- **Endocrine therapies: 6 Agents**
  - Aromatase inhibitors x 3
  - Tamoxifen
  - Investigational SERDs X 2†
- **Other targeted agents: Everolimus**
- **Chemotherapy: 2 Regimens**
  - 1 neoadjuvant + 1 metastatic

ESR1 mutations

- **D538G**



Baseline CT Scan
After 4 Cycles
Target 1
Target 2
Target 1
Target 2

51% reduction in target lesions (RECIST partial response)

† Includes one selective ERα covalent antagonist.
CDK: cyclin-dependent kinases; SERD, selective estrogen receptor degrader

16

Regression in chest wall lesions in a patient with extensive prior therapy and multiple ESR1 mutations at 180 mg Baseline (Associated Bleeding) After 4 Cycles  (No  Bleeding) Extensive Prior therapy  CDK4/6 inhibitor: Palbociclib, Abemaciclib Endocrine therapies: 3 Agents Aromatase inhibitors x 2 Fulvestrant Other targeted agents: Everolimus Chemotherapy: 4 Regimens 1 neoadjuvant + 3 metastatic ESR1 mutations D538G, E380Q, V422del, L536P CDK, cyclin-dependent kinases

ARV-471 demonstrates promising anti-tumor activity in late line patients

Antitumor Activity in Eligible Patients (N=14)†


30 mg QD
120 mg QD
180 mg QD
360 mg QD
Best Percentage Target Lesion Diameter From Baseline
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
9%
3%
2%
0%
SD
SD
PD
PD
SD
SD
SD
SD
SD
PD
SD (uPR)
SD(uPR)
PR
SD
-5%
-5%
-7%
-8%
-8%
-10%
-33%
-46%
-51%
-56%
CDK4/6 inhibitor
Fulvestrant
Investigational SERD
Chemotherapy

† 7 patients out of 21 are excluded from graph due to no measurable disease at baseline (n=4), discontinuation of treatment without post-treatment target lesion measurements (n=2), and discontinuation after 2 doses due to non-compliance (n=1).

18

ARV-471 achieves a high clinical benefit rate (42%) in this heavily pretreated population through the 180 mg dose level


Prior Therapies
CDK4/6 Inhibitor
Fulvestrant
Investigational SERD
Chemo
Treatment Duration (weeks) and Response in Eligible Patients (N=12)†
Cut off for CBR
PD
PD
SD
PD
PD
SD
PD
cPR
SD
PD
SD (uPR)
SD
30 mg QD
60 mg QD
120 mg QD
180 mg QD
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60
Treatment Duration (weeks)

CBR† = 42% (5/12)

† Excludes 8 patients enrolled < 24 weeks prior to the data cut-off of November 28, 2020 and 1 patient who received 2 doses of ARV-471 and discontinued due to non-compliance, †† CBR defined as SD persisting ≥ 24 weeks, or a best response of confirmed CR or PR.

ARVINAS 19

Comparison of ARV-471 profile with Phase 1 data for preclinical SERDs Source: H3B-6545 SABCS 2020 Poster, ZN-C5 SABCS 2020 Poster, Rintodestrant SABCS 2020, SAR439859 SABCS 2020 Poster, AZD9833 SABCS 2020 and ASCO 2020 Posters, GDC-9545 SABCS 2019 Poster. This comparison utilizes data from different Phase 1 trials and presents a non-head-to-head summary comparison. † Reported AEs are from ASCO 2020 Poster; ††Visual estimation based on ER degradation data provided by each company. Drug Candidate CDK4/6i Pretreated Patients (0 – 100%) ARV-471 H3B-6545 ZN-C5 Rintodestrant SAR43989 AZD9833† GDC9545 Clinical Benefit Rate 42% 34% 40% 30% 34% 35% 41% Select TRAEs (> 5% of Patients) Other AEs Gastrointestinal (GI) AEs Visual disturbance Bradycardia Vomiting Nausea Diarrhea Mean ER Degradation in Patient Tumors 100% 87% 62% 70% 63% 87% 59% Not reported Not reported Not reported ARV-471 has the potential to be a best-in-class ER-directed therapy 62% 28% <50%†† Interim Phase 1 Data Comparison <50%††

We aim to characterize the activity of ARV-471 across ER+/HER2- breast cancer treatment lines † SEER database; includes US patient population only, †† E.g., everolimus or alpelisib CDK, cyclin-dependent kinases Pi3Ki; phosphoinositide 3-kinase inhibitor; mTORi: mammalian target of rapamycin inhibitors US ER+/HER2- Breast Cancer Treatment Paradigm (# of US patients†) Window of Opportunity (Randomized vs Control) ARV-471, or ARV-471 + CDK4/6i Phase 1b Combo: ARV-471 + CDK4/6i (palbociclib) Phase 2 Expansion: ARV-471 Aromatase Inhibitors (AI)1 or Fulvestrant Fulvestrant or exemestane Endocrine Backbone Phase 1b Combo: ARV-471 + Targeted Therapy†† ARV-471 Designed to be an oral, safe, and high-potency ER degrader 2H 2021 Dec 2020 1H 2021 2H 2021 Adjuvant (Post-Surgical) Breast Cancer (~160K) Metastatic Breast Cancer (~50K) Second/Third Line First Line Supportive Trials to Define Registration Paths (planned initiation)

ARV-471: Evidence for best-in-class potential in a large area of unmet need Strong Evidence for Best-in-Class Profile Superior degradation to fulvestrant and SERDs† Strong efficacy signal in a predominantly ER-independent population Well tolerated Clear Development Path Potential for 2L/3L approval as monotherapy or in combination Planned combinations with CDK4/6 inhibitors in adjuvant or early metastatic cancers Large Unmet Need and Opportunity In the US alone, ER+/HER2- breast cancer represents an addressable patient population of >200K†† per year and a market opportunity of >$15B † Fulvestrant degradation reported in Robertson et al., Breast Cancer Research (2013) and Kuter et al., Breast Cancer Res Treat (2012). †† US incidence from SEER Database.

ARV-110 Clinical Data Update

ARV-110: 40% PSA50 in a molecularly defined subgroup, and additional opportunity in early-line mCRPC Potential best-in-class therapy for prostate cancer, representing >250k patients per year in the US alone† The ongoing Phase 2 ARDENT trial is designed to confirm the potential for accelerated approval in a molecularly defined population, while also exploring the potential for approval in early-line mCRPC Building substantial learnings about our late-line patient population into our development strategy Well tolerated, escalating through the current dose of 700 mg Continued patient benefit: 40% PSA50 in T878/H875 patients, and additional activity in wild-type tumors † US incidence data from SEER database

Migration of second-generation AR therapies to earlier settings has created substantial unmet need for new treatments in mCRPC

US Prostate Cancer Treatment Paradigm (# of US patients†)

Castrate Sensitive (~200k)	Non-Metastatic Castrate Resistant (~9k)	Metastatic Castrate Resistant (~40k)

First Line | Second Line | Third Line

- ADT (Chemical Castration)
- Chemotherapy, PARP inhibitors†††, sipuleucel-T, Ra-223

2nd generation AR therapies†† gaining approval in earlier lines of therapy

Key Unmet Needs:

- Non-chemo therapies for 1L patients
- Novel therapies for 2L/3L patients

† SEER database, †† Includes enzalutamide, abiraterone, darolutamide, apalutamide, ††† Approved for BRCA mutant/DNA Deficient Repair (DDR) patients progressed on 2nd gen AR-directed therapies.
ADT, androgen deprivation therapy; mCRPC, metastatic castrate resistant prostate cancer

ARVINAS 25

Our strategy is to develop ARV-110 across treatment settings of prostate cancer

US Prostate Cancer Treatment Paradigm (# of US patients†)

Castrate Sensitive (~200k)

Non-Metastatic Castrate Resistant (~9k)

Metastatic Castrate Resistant (~40k)
1L 2L 3L

Expansion opportunities for ARV-110

Near-term opportunities for ARV-110
- In Phase 2, ARV-110 being evaluated in late-line molecularly defined and earlier-line patients

90% PSA80††

Second-generation AR therapies decline in efficacy

8-15% PSA50†††

<10%

ARV-110's Phase 1 trial is in late-line mCRPC patients:
- High tumor heterogeneity
- Resistance mechanisms

† SEER database; †† Tombal, Lancet Oncology 2014; ††† de Wit R, N Engl J Med. 2019; Hussain, ESMO 2019.

ARVINAS
26

ARV-110 is showing early clinical benefit in highly refractory patients Median prior therapies Patients treated with both abiraterone and enzalutamide 5 82% Patients with non-AR mutations 84% Patients treated with prior chemotherapy 76% Existing AR-directed therapies expected to be ineffective High tumor heterogeneity suggests low dependence on AR

ARDENT Phase 2 has initiated with a once daily, oral dose of 420 mg Design informed by Phase 1 learnings Promising antitumor activity in heavily pre-treated patients with limited treatment options PSA reduction is associated with plasma exposure Activity in wild-type AR patients supports broader use ARV-110 is well tolerated†, allowing continued dose escalation up to current dose of 700 mg daily, and potentially supporting use in earlier lines of therapy AR molecular profiling identifies a molecularly defined, late line population that may have greatest response to ARV-110 † Safety cut-off date: October 2, 2020

At 420 mg, exposures exceed the predicted efficacious threshold observed in a preclinical enzalutamide-resistant model Predicted efficacious threshold based on an enzalutamide-resistant prostate cancer model †† Predicted minimum efficacious threshold based on a standard prostate cancer model† Dose ARV-110 AUC24 Across Total Daily Doses (C1D15/21)††† † The minimum preclinical efficacious threshold represents the AUC associated with tumor growth inhibition in standard VCAP models, †† This efficacious threshold represents the AUC associated with tumor growth inhibition in a preclinical enzalutamide-resistant VCaP model, ††† Includes both qd and bid dosing for the 420 mg total daily dose

This threshold is based on preclinical efficacy in an enzalutamide-resistant prostate cancer model This threshold is based on preclinical efficacy in a standard prostate cancer model Increased ARV-110 clinical activity at higher exposures Exposures at levels that overcame enzalutamide resistance††† Exposures below minimum efficacious threshold †† Best PSA Change By Preclinical Efficacious Threshold (N=37)† PSA50 PSA30 Above minimally efficacious exposure; below enzalutamide resistant threshold Exposure-activity relationship informs and supports Phase 2 dose selection † Data as of 30-Nov-2020, †† Exposures in this range did not show anti-tumor activity, ††† Preclinical exposures in this range were sufficient to overcome enzalutamide resistance in preclinical models.

We have identified ARV-110-sensitive populations despite significant tumor heterogeneity in our patient population

Genomic alterations are known to increase over time and with multiple treatments in mCRPC



Treatment-refractory progression in mCRPC
TREATMENT 1
TREATMENT 2
TREATMENT 3
TUMOR VOLUME
Treatment-naive progression
GENOMIC ALTERATIONS OVER TIME

Figure adapted from Cancers 2018, 10, 345

- **Genetic context, an important determinant of response, is the basis for our Phase 2 patient selection strategy**
- The tumors of patients in our Phase 1 dose escalation are highly heterogeneous
  - 84% have non-AR mutations
  - Potential for high AR-independence
  - <10% PSA response expected
- In our studies, we are testing for mutations using 70- and now 324 gene-panels†

† Genetic profiling for most Phase 1 patients was done using the FoundationOne®Liquid test (70-gene panel), additional Phase 1 and Phase 2 patients: FoundationOne®Liquid CDx (324-gene panel).

ARVINAS 31

In our late stage, genetically heterogeneous population, we have identified potential molecularly defined subgroups of patients sensitive to ARV-110 Best PSA Change In All Patients Above Minimum Exposure Threshold (N= 28) ††† PSA50 PSA30 AR Status Amp T878A, H875Y, L702H Amp WT WT Amp Amp WT Amp W742C L702H WT WT WT WT WT WT WT Amp WT WT T878A, T878S, L702H WT T878A, F877L, V716M, L702H WT WT T878A, H875Y T878A, H875Y AR-V7†† + + + + + + + Other Genes Altered (n) 1 2 1 2 2 0 2† 1 2 4 3† 0 2 0 1 1† 0 2 1† 1 3 5† 0 6† 2 0 3 1 20/28 (71%) of patients have either T878/H875 or wild-type AR PSA50 14% (4/28) Each column represents one patient. † Includes genes with multiple alterations, †† Epic Sciences, Genetic profiling: FoundationOne®Liquid (70-gene panel), ††† Data as of 30-Nov-2020. AR Status Amp T878A, H875Y, L702H Amp WT WT Amp Amp WT Amp W742C L702H WT WT WT WT WT WT WT Amp WT WT T878A, T878S, L702H WT T878A, F877L, V716M, L702H WT WT T878A, H875Y T878A, H875Y AR-V7†† + + + + + + + Other Genes Altered (n) 1 2 1 2 2 0 2† 1 2 4 3† 0 2 0 1 1† 0 2 1† 1 3 5† 0 6† 2 0 3 1

Four of five (80%) patients with T878/H875 mutations had PSA reductions, representing a potential accelerated approval population

Best PSA Change In Patients with AR T878/H875 mutations (N=5)††



% PSA Change From Baseline
100
75
50
25
0
-25
-50
-75
-100
PSA50 40% (2/5)
PSA30
PSA50

AR Status	T878A, H875Y, L702H	T878A, T878S, L702H	T878A, F877L, L702H, V716M	T878A, H875Y	T878A, H875Y
AR-V7†††		+			
Other Genes Altered (n)	2	5†	6†	3	1
Treatment Duration (months)	1.4→	1.8	6.2→	7.7	10.1

- Multiple AR mutations could be a "signature" for continued AR dependence
- PSA levels declined even in the presence of significant tumor heterogeneity, AR-V7, and L702H
- T878/H875 patients are a molecularly defined population for enrichment in our ongoing Phase 2 dose expansion, and represent a potential path to accelerated approval

Each column represents one patient. † Includes genes with multiple alterations, †† Includes all patients dosed above the minimum efficacious threshold and with T878/H875 AR (may include other forms of AR), ††† Epic Sciences, Genetic profiling: FoundationOne®Liquid (70-gene panel), →Patient remained on treatment as of November 30 2020

ARVINAS
33

34 Best PSA Change In Patients with Wild-Type AR (N=15)†† PSA50 PSA30 AR Status WT WT WT WT WT WT WT WT WT WT WT WT WT WT WT AR-V7††† + + + + Other Genes Altered (n)† 2 2 1 0 2 0 1 1† 0 2 1 3 0 2 0 PSA50 13% (2/15) ARV-110 is also active in refractory mCRPC patients with tumors expressing wild-type AR Each column represents one patient. † Includes genes with multiple alterations, †† Includes all patients dosed above the minimum efficacious threshold and with wild type AR, ††† Epic Sciences, Genetic profiling: FoundationOne®Liquid (70-gene panel). Wild-type AR-containing tumors represent a broader population sensitive to ARV-110

Strong profile for ARDENT Phase 2 expansion trial at 420 mg, oral, once daily Parameter Phase 1 Results Safety Data† P (Well tolerated; no TRAEs Gr >2)  Dose Response and Exposure Threshold†† P Efficacy Data†† P Strong signal in molecularly defined patient populations P High potential for patient benefit in earlier-line, more AR-dependent patients P Opportunity to select a second dose in 2021 † Safety cut-off date: October 2, 2020 †† For patients with molecular profiling, PK and PSA data as of 30-Nov-2020.

ARDENT will evaluate efficacy in both late-line, molecularly defined patients, and in a broader, early-line mCRPC population

Features of the ARDENT Phase 2 Design
- Enriches T878/H875 for exploration as a potential population for accelerated approval, and retains optionality for others
- Enrolls earlier, more AR-dependent populations
- Provides a subgroup for all screened patients

Patient Subgroup†	Tumor Characteristics
T878/H875	T878 and/or H875 AR mutated
Less-pretreated patients	Chemo-naïve, and progressed on abiraterone OR enzalutamide (*not both*)
Other AR degradable by ARV-110	AR wild type, amplified, and resistance-driving point mutations
AR not degradable by ARV-110	Tumors with L702H and AR-V7
Total N = ~100	

Potential registrational paths

1. **Late-line (3L), molecularly defined mCRPC**
   Potential for accelerated approval
2. **Earlier-line (1L/2L) mCRPC**
   Via confirmatory study

† Tumors are heterogeneous, so patients may fall into multiple subgroups for post-hoc analysis.

ARVINAS 36

ARV-110's planned registrational path aligns with unmet need in mCRPC, and offers potential label expansion into earlier settings


Evolving Prostate Cancer US Treatment Paradigm (# of US patients†)
Castrate Sensitive (~200k)
Non-Metastatic Castrate Resistant (~9k)
Metastatic Castrate Resistant (~40k)
1L
2L
3L
2
Earlier-line (1L/2L) mCRPC
1
Late-line (3L), molecularly defined mCRPC
Future migration to earlier lines of therapy, following the path of 2nd-generation AR therapies
Confirmatory Phase 3 of ARV-110 vs SOC
Irrespective of AR profile
Pivotal Phase 2 for Accelerated Approval
AR mutant patients

† SEER database

SOC, standard of care; mCRPC, metastatic castrate resistant prostate cancer

ARVINAS 37

ARV-110: Potential to address unmet need across multiple stage of prostate cancer Clear Development Path Driving tumor responses and PSA reductions in a molecularly defined, late-line mCRPC population Late-line activity suggests strong potential in CSPC Well tolerated Two potential registrational paths Accelerated approval in molecularly defined mCRPC Broader 1L/2L mCRPC Large Unmet Need and Opportunity High unmet need across all stages of prostate cancer Including CSPC, addressable patient population of >250K† per year in the US alone translates into a >$8B market opportunity Potential for Best-in-Class Profile † US incidence from SEER Database CSPC, castrate sensitive prostate cancer

Conclusion

Arvinas' current pipeline encompasses a range of validated and undruggable targets in oncology, I-O, and neuroscience

	ARVN Program	Indication	Exploratory	Research	IND Enabling	Phase 1	Phase 2	Phase 3
Oncology / Immuno-oncology	ARV-110	mCRPC						
	ARV-766	Other AR indications			IND 2021			
	AR-V7	mCRPC						
	ARV-471	ER+/HER2- Breast Cancer						
	BCL6	B-cell Malignancies		IND 2022				
	KRAS	NSCLC, CRC, Pancreatic		IND 2023				
	Undisclosed	Solid Malignancies		IND 2022				
	Myc	Solid Malignancies						
	HPK1	Solid Malignancies						
Neuroscience	Tau	FTLD-TAU, PSP, AD		IND 2022				
	Alpha Synuclein	MSA, Parkinson's						
	mHTT	Huntington's						
	Undisclosed	Neurodegeneration						

Note: Pipeline is non-exhaustive and IND dates are anticipated.
mCRPC, metastatic castration-resistant prostate cancer; ER+/HER2-, estrogen receptor+/human epidermal growth factor receptor 2-; NSCLC, non-small-cell lung carcinoma; CRC, colorectal cancer; FTLD-tau, frontotemporal lobar degeneration-tau; PSP, progressive supranuclear palsy; MSA, multiple systems atrophy

ARVINAS 40

Complete Phase 1 data ARDENT Phase 2 interim data Initiation of combination study(s) Full ARDENT Phase 2 data Combination study data Initiation of combination study with CDK4/6i Complete Phase 1 data Initiation of Phase 2 CDK4/6i combination study data Interim Phase 2 data BCL6 Tau Undisclosed (oncology) ARV-110 (AR PROTAC®) ARV-471 (ER PROTAC®) INDs Initiate Phase 1 Phase 1 data Initiate Phase 2 ARV-766 (AR PROTAC®) ARV-110 and ARV-471 set up Arvinas for a remarkable 2021 2020 Q4 2022 2021 ARV-766 Anticipated Milestones

We are well on our way to our 2024 vision Built Arvinas’ Foundation as a Pioneer in Protein Degradation Proved the Concept of Our PROTAC Discovery Engine 2013-2018 2019-2020 Integrated biotech poised for launch Goal to have first PROTAC® degraders proven to benefit patients in registrational studies Sustainably nominating ≥1 clinical candidate per year PROTAC Discovery Engine delivering candidates with tissue- and disease-specific degradation Completing build-out of the resources and capabilities to bring PROTAC therapeutics to market 2024 Vision

Thank You